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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2007

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

   United States                         0-51800                 36-4587081
   -------------                         -------                 ----------
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


92 Walnut Street, Lawrenceburg, Indiana                               47025
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS
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      On April 26, 2007, the Board of Directors of United Community Bancorp
approved the repurchase of up to 190, 440 shares of the Company's outstanding common stock, which is 5.0% of outstanding shares not held by United Community MHC, and declared a cash dividend on the Company's outstanding shares of stock. The dividend of $0.08 per share will be paid on or about May 31, 2007 to stockholders of record on May 14, 2007. A copy of the press release announcing the stock repurchase program and dividend declaration is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

        (d)   Exhibits

              Number         Description
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              99.1        Press Release dated April 26, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNITED COMMUNITY BANCORP
                                  (Registrant)


Date: April 26, 2007           By: /s/ William F. Ritzmann
                                   --------------------------------------
                                   William F. Ritzmann
                                   President and Chief Executive Officer